Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2019 Financial Results

MOUNTAIN VIEW, Calif., August 21, 2018 – Pure Storage (NYSE: PSTG), the all-flash storage leader that helps innovators build a better world with data, today announced financial results for its second quarter ended July 31, 2018.

Key quarterly business and financial highlights include:

•	Revenue: $308.9 million, up 37% Y/Y, exceeding the high end of our guidance;

•	Gross margin: 66.7% GAAP; 68.0% non-GAAP, all-time high in history;

•	Operating margin: -17.9% GAAP; 0.3% non-GAAP, up 9.2 ppts and 10.6 ppts Y/Y, respectively;

•	Acquired StorReduce, Inc., a cloud-first software-defined storage solution.

“Pure has delivered another exceptional quarter, with all measures exceeding our Q2 guidance ranges," said Charles Giancarlo, CEO, Pure Storage. “Our continued focus on enabling customers to succeed in a data-centric world is working and validated, maintaining Pure's lead in the data storage market.”

Nearly 400 new customers joined Pure Storage in the quarter, increasing the total to more than 5,150 organizations. New customer wins in the quarter include: Dustin Sverige, Honda Federal Credit Union, Fresenius Medical Care, Lufthansa Aero Alzey Gmbh, New York Genome Center, Syntax, TaxSlayer, The University of Texas MD Anderson Cancer Center, and Zeiss Vision Care France.

“Q2 was another strong quarter for Pure,” said Tim Riitters, CFO, Pure Storage. “Growth was strong, gross margins were the highest in history, and we achieved another profitable quarter.”

Second Quarter Fiscal 2019 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended July 31, 2018 and 2017 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended July 31, 2018	Three Months Ended July 31, 2017	Y/Y Change
Revenue	$308.9	$224.7	37%
Gross Margin	66.7%	66.0%	0.7 ppts
Product Gross Margin	67.5%	68.1%	-0.6 ppts
Support Subscription Gross Margin	63.9%	57.4%	6.5 ppts
Operating Loss	$(55.2)	$(60.9)	$5.7
Operating Margin	-17.9%	-27.1%	9.2 ppts
Net Loss	$(60.1)	$(58.4)	$(1.7)
Net Loss per Share – Basic and Diluted	$(0.26)	$(0.28)	$0.02
Weighted-Average Shares	229.4	209.2	20.2
Headcount	>2,450	>1,900	~550

Non-GAAP Quarterly Financial Information
	Three Months Ended July 31, 2018	Three Months Ended July 31, 2017	Y/Y Change
Gross Margin	68.0%	67.2%	0.8 ppts
Product Gross Margin	67.9%	68.3%	-0.4 ppts
Support Subscription Gross Margin	68.4%	62.5%	5.9 ppts
Operating Income (Loss)	$0.9	$(23.1)	$24.0
Operating Margin	0.3%	-10.3%	10.6 ppts
Net Income (Loss)	$2.4	$(20.7)	$23.1
Net Income (Loss) per Share – Diluted	$0.01	$(0.10)	$0.11
Weighted-Average Shares – Diluted	262.6	209.2	53.4

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage’s third quarter fiscal 2019 guidance is as follows:

•	Revenue in the range of $361 million to $369 million

•	Non-GAAP gross margin in the range of 64.5% to 67.5%

•	Non-GAAP operating margin in the range of 4.0% to 8.0%

Pure Storage’s full year fiscal 2019 guidance is as follows:

•	Revenue in the range of $1.350 billion to $1.380 billion

•	Non-GAAP gross margin in the range of 65.5% to 67.5%

•	Non-GAAP operating margin in the range of 2.5% to 4.5%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs and any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the second quarter fiscal 2019 results at 2:00 p.m. (PT) on August 21, 2018. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (877) 201-0168 or (647) 788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available approximately two hours after the call ends on Tuesday, August 21, 2018, through September 4, 2018. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 9794206.

Upcoming Events

Management will participate in upcoming financial Q&A discussions at Deutsche Bank Technology Conference on September 13, 2018 at 10:00 a.m. (PT). Pure Storage will post a link to these events on the investor relations website at investor.purestorage.com for both the live and archived webcasts.

About Pure Storage

Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a Satmetrix-certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements
This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding technology differentiation, and our outlook for the third quarter and full year fiscal 2019, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be available in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2018. All information provided in this release and in the attachments is as of August 21, 2018, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense and amortization of debt discount and debt issuance costs that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
Tel: (650) 429-0456
ir@purestorage.com

Rena Fallstrom – Media Contact, Pure Storage
Tel: (408) 203-3945
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of July 31, 2018	As of January 31, 2018
		(As Adjusted*)
Assets
Current assets:
Cash and cash equivalents	$370,457	$244,057
Marketable securities	736,205	353,289
Accounts receivable, net of allowance of $957 and $1,062	242,409	243,001
Inventory	41,673	34,497
Deferred commissions, current	23,521	21,088
Prepaid expenses and other current assets	36,071	47,552
Total current assets	1,450,336	943,484
Property and equipment, net	101,718	89,142
Intangible assets, net	4,305	5,057
Deferred income taxes, non-current	1,534	1,060
Restricted cash	15,778	14,763
Deferred commissions, non-current	67,948	66,225
Other assets, non-current	4,610	4,264
Total assets	$1,646,229	$1,123,995

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$68,058	$84,420
Accrued compensation and benefits	51,654	59,898
Accrued expenses and other liabilities	27,049	26,829
Deferred revenue, current	213,100	191,229
Liability related to early exercised stock options	—	320
Total current liabilities	359,861	362,696
Convertible senior notes, net	436,687	—
Deferred revenue, non-current	200,147	182,873
Other liabilities, non-current	5,140	4,025
Total liabilities	1,001,835	549,594

Stockholders’ equity:
Common stock and additional paid-in capital	1,675,234	1,479,905
Accumulated other comprehensive loss	(2,826)	(1,917)
Accumulated deficit	(1,028,014)	(903,587)
Total stockholders' equity	644,394	574,401
Total liabilities and stockholders' equity	$1,646,229	$1,123,995

* Prior period information has been adjusted to reflect the adoption impact of Accounting Standards Codification 606, Revenue from Contracts with Customers (ASC 606), which we adopted on February 1, 2018.

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
		(As Adjusted*)		(As Adjusted*)
Revenue:
Product	$241,137	$179,669	$436,586	$322,519
Support subscription	67,747	45,001	128,243	84,796
Total revenue	308,884	224,670	564,829	407,315

Cost of revenue:
Product (1)	78,262	57,252	144,682	103,897
Support subscription(1)	24,457	19,199	47,667	36,102
Total cost of revenue	102,719	76,451	192,349	139,999

Gross profit	206,165	148,219	372,480	267,316

Operating expenses:
Research and development (1)	84,031	69,361	162,523	134,789
Sales and marketing (1)	143,749	117,552	266,116	209,315
General and administrative (1)	33,591	22,162	60,921	42,258
Total operating expenses	261,371	209,075	489,560	386,362

Loss from operations	(55,206)	(60,856)	(117,080)	(119,046)
Other income (expense), net	(4,032)	3,266	(5,031)	5,261
Loss before provision for income taxes	(59,238)	(57,590)	(122,111)	(113,785)
Provision for income taxes	885	821	2,316	1,785
Net loss	$(60,123)	$(58,411)	$(124,427)	$(115,570)

Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$(0.28)	$(0.55)	$(0.56)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	229,359	209,193	226,609	207,515

* Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$720	$358	$1,328	$755
Cost of revenue -- support subscription	2,929	2,245	5,613	4,019
Research and development	22,232	17,971	43,322	33,559
Sales and marketing	17,269	11,439	31,209	22,065
General and administrative	10,504	4,825	16,137	8,659
Total stock-based compensation expense	$53,654	$36,838	$97,609	$69,057

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
		(As Adjusted*)		(As Adjusted*)
Cash flows from operating activities
Net loss	$(60,123)	$(58,411)	$(124,427)	$(115,570)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17,173	15,175	33,590	30,000
Amortization of debt discount and debt issuance costs	6,434	—	7,889	—
Stock-based compensation expense	53,654	36,838	97,609	69,057
Other	(70)	346	82	797
Changes in operating assets and liabilities:
Accounts receivable, net	(46,436)	(36,546)	707	25
Inventory	(4,471)	5,618	(8,900)	(10,487)
Deferred commissions	(5,424)	(8,220)	(4,155)	(9,587)
Prepaid expenses and other assets	23	3,758	11,134	(186)
Accounts payable	667	4,183	(18,135)	201
Accrued compensation and other liabilities	22,423	21,201	(7,458)	(2,993)
Deferred revenue	24,634	15,867	39,144	24,251
Net cash provided by (used in) operating activities	8,484	(191)	27,080	(14,492)

Cash flows from investing activities
Purchases of property and equipment	(20,437)	(17,331)	(42,733)	(30,100)
Purchases of marketable securities	(412,805)	(39,382)	(494,507)	(95,358)
Sales of marketable securities	3,131	28,145	13,585	33,529
Maturities of marketable securities	36,770	27,360	97,793	73,681
Net cash used in investing activities	(393,341)	(1,208)	(425,862)	(18,248)

Cash flows from financing activities
Net proceeds from exercise of stock options	19,453	4,536	29,067	6,793
Proceeds from issuance of common stock under employee stock purchase plan	—	—	19,698	14,166
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	562,062	—
Payment for purchase of capped calls	—	—	(64,630)	—
Repurchase of common stock	—	—	(20,000)	—
Net cash provided by financing activities	19,453	4,536	526,197	20,959

Net increase (decrease) in cash, cash equivalents and restricted cash	(365,404)	3,137	127,415	(11,781)
Cash, cash equivalents and restricted cash, beginning of period	751,639	181,491	258,820	196,409
Cash, cash equivalents and restricted cash, end of period	$386,235	$184,628	$386,235	$184,628

* Prior period information has been adjusted to reflect the adoption impact of ASC 606 and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which we adopted on February 1, 2018.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended July 31, 2018						Three Months Ended July 31, 2017 (As Adjusted*)
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$720	(c)					$358	(c)
			36	(d)					8	(d)
Gross profit -- product	$162,875	67.5%	$756		$163,631	67.9%	$122,417	68.1%	$366		$122,783	68.3%

			$2,929	(c)					$2,245	(c)
			137	(d)					87	(d)
Gross profit -- support subscription	$43,290	63.9%	$3,066		$46,356	68.4%	$25,802	57.3%	$2,332		$28,134	62.5%

			$3,649	(c)					$2,603	(c)
			173	(d)					95	(d)
Total gross profit	$206,165	66.7%	$3,822		$209,987	68.0%	$148,219	66.0%	$2,698		$150,917	67.2%

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended July 31, 2018						Three Months Ended July 31, 2017 (As Adjusted*)
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$53,654	(c)					$36,838	(c)
			2,427	(d)					906	(d)
Operating income (loss)	$(55,206)	-17.9%	$56,081		$875	0.3%	$(60,856)	-27.1%	$37,744		$(23,112)	-10.3%

			$53,654	(c)					$36,838	(c)
			2,427	(d)					906	(d)
			6,434	(e)					—
Net income (loss)	$(60,123)		$62,515		$2,392		$(58,411)		$37,744		$(20,667)

Net income (loss) per share -- diluted	$(0.26)				$0.01		$(0.28)				$(0.10)
Weighted-average shares used in per share calculation -- diluted	229,359		33,216	(f)	262,575		209,193		—		209,193

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP operating margin is defined as GAAP operating income (loss) divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income (loss) divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate the amortization expense of debt discount and debt issuance costs related to our convertible debt.
(f) To include effect of dilutive securities (employee stock options, restricted stock units, and shares from employee stock purchase plans (ESPP)).

Reconciliation from net cash provided by (used in) operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended July 31,
	2018	2017
Net cash provided by (used in) operating activities	$8,484	$(191)
Less: purchases of property and equipment	(20,437)	(17,331)
Free cash flow (non-GAAP)	$(11,953)	$(17,522)
Adjust: ESPP impact	(6,982)	(4,964)
Free cash flow without ESPP impact (non-GAAP)	$(18,935)	$(22,486)

Free cash flow as % of revenue	-3.9%	-7.8%
Free cash flow without ESPP impact as % of revenue	-6.1%	-10.0%